Exhibit 10.3

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of April 8, 2025 (the “Effective Date”) by and among Horn Enterprise Co. Ltd., a Taiwanese corporation (the “Borrower”), Docter, Inc., a Delaware corporation (“Docter”) and Aimfinity Investment Merger Sub I, a Cayman Islands exempted company (“PubCo” and, together with Docter and the Borrower, the “Company”), and Hsin-Ming Huang (the “Holder”).

WHEREAS, Docter has entered into an agreement and plan of merger (as amended from time to time, the “Merger Agreement”) with Aimfinity Investment Corp. I, a Cayman Islands exempt corporation (“AIMA”), providing for the business combination between Docter and AIMA (the “Business Combination”);

WHEREAS, at the close of the Business Combination, Docter and AIMA will become wholly owned subsidiaries of PubCo and the PubCo shall be renamed as “Inkwater Holding Inc.”;

WHEREAS, the Borrower and the Holder are parties to a Promissory Note, dated January 1, 2017, attached hereto as Exhibit A (the “Note”), pursuant to which the Borrower has promised to pay to the Holder the amounts set forth in the Note;

WHEREAS, the parties hereto recognize and acknowledge that, after the date of this Agreement but before the closing of the Business Combination (the “Closing”), additional funds may be loaned by Holder to Borrower under the Note;

WHEREAS, in connection with the Closing, the parties hereto wish to exchange the total due and unpaid balance under the Note as of the date of Closing for ordinary shares of PubCo, par value $0.001 (the “Ordinary Shares” or the “Shares”), at an exchange rate of $10.00 per share, with a fraction of a Share rounded down to the nearest whole number;

WHEREAS, the Company intends to consider the Exchange as a form of transaction financing as contemplated by the Merger Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	Determination of Outstanding Balance. No later than five calendar days prior to the Closing, the parties hereto shall supplement Exhibit B hereto with the final balance under the Note to be exchanged for Shares at Closing.

2.	Issuance of Repayment Shares / Termination of the Note. Concurrently with the Closing, PubCo shall issue to the Holder such number of Ordinary Shares (the “Repayment Shares”) appearing in Exhibit B hereto in book entry form and, upon such issuance, the Note shall be deemed to be terminated and repaid in full. Any certificate or certificates or book entry account statement or statements evidencing the Repayment Shares shall be subject to a legend or legends restricting transfer under the United States Securities Act of 1933 (as amended, the “Securities Act”) until such time as the Repayment Shares have been sold pursuant to an effective registration statement or an exemption therefrom. under the Securities Act.

3.	Representations and Warranties of Holder. The Holder represents and warrants to the Company that:

(a)	Organization, Authorization and Enforcement. The Holder, if an entity, is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. The Holder has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder. This Agreement has been duly executed by the Holder and, when executed and delivered by the Company, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”).

(b)	Governmental Consents and Approvals. Except as set forth herein, the execution, delivery, and performance of this Agreement by the Holder do not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority.

(c)	Securities Act Representations. The Holder is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) and is aware that the sale of the Repayment Shares is being made in reliance on a private placement exemption from registration under the Securities Act and that the Company is relying upon the truth and accuracy of the representations and warranties of the Holder set forth in this Agreement in order to determine the applicability of such provisions. The acquisition of the Repayment Shares by the Holder has not been solicited by or through anyone other than the Company. The Holder is acquiring the Repayment Shares for its own account (and not for the account of others), and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling the Repayment Shares in violation of the Securities Act. The Holder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Repayment Shares and is capable of bearing the economic risks of such investment. The Holder has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.

(d)	No Brokers. The Holder has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

(e)	No General Solicitation. The Holder is not acquiring for the Repayment Shares as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

(f)	No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not (i) conflict with or violate the certificate of incorporation, bylaws or other organizational documents of the Holder, if applicable, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Holder is a party or by which any property or asset of the Holder is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Holder is subject, or by which any property or asset of the Holder is bound or affected.

4.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder that:

(a)	Organization, Authorization and Enforcement. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Company party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed by the Company and, when executed and delivered by the Holder, will constitute the valid and binding obligation of each such Company party enforceable against such Company party in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. Each of the Company and its subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)	No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate the certificate of incorporation, bylaws or other organizational documents of such Company party, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which such Company party is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties, operations or results of operations of the Company and its subsidiaries taken as a whole.

(c)	Governmental Consents and Approvals. The execution, delivery, and performance of this Agreement by the Company does not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority other than (i) any filings required under applicable securities laws, (ii) any filings required under the listing rules of any exchange on which the Ordinary Shares are listed and (iii) any filings required under this Agreement.

(d)	Valid Issuance. The Repayment Shares have been duly authorized and, when issued in exchange for the Note in accordance with the terms of this Agreement, will be validly issued, fully paid, non-assessable and free of pre-emptive or similar rights.

(e)	Blank Check Status. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

(f)	General Solicitation; No Integration. Other than with respect to the Holder, neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) of investors with respect to offers or sales of the Repayment Shares. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Repayment Shares issued pursuant to this Agreement.

(g)	No Brokers. Such Company party has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

5.	General Provisions.

(a)	Governing Law, Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)	Notices. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) business days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice

(c)	Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(d)	Modification and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Holder and the Company parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(e)	Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(f)	Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. The Holder acknowledges and agrees that none of the Company parties or any other Person has made or makes any express or implied representation or warranty, either written or oral, on behalf of the Company parties (including without limitation any representation or warranty as to the accuracy or completeness of any information regarding the Company parties furnished or made available to Holder) except for the representations and warranties expressly set forth in this Agreement.

(g)	Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Debt Repayment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

HORN ENTERPRISE CO. LTD.

By:	/s/ Hsin-Ming Huang
Name:	Hsin-Ming Huang
Title:	Chief Executive Officer and Director

DOCTER INC.

By:	/s/ Hsin-Ming Huang
Name:	Hsin-Ming Huang
Title:	Chief Executive Officer and Director

AIMFINITY INVESTMENT MERGER SUB I

By:	/s/ I-Fa Chang
Name:	I-Fa Chang
Title:	Director

Address for notices (Company):
14F-7, 597 Jiuru 2nd Rd
Sanmin District
Kaohsiung City, Taiwan

HOLDER

Hsin-Ming Huang

By:	/s/ Hsin-Ming Huang
Name:	Hsin-Ming Huang

Agreed to and Acknowledged by:

AIMFINITY INVESTMENT CORP. I

By:	/s/ I-Fa Chang
Name:	I-Fa Chang
Title:	Chairman and Chief Executive Officer

Exhibit A

LOAN AGREEMENT

Party A: Horn Enterprise Co., Ltd., as the Borrower herein.

Party B: Huang Hsin-Ming, serving as the Borrower’s director, as the Lender herein.

Party A is a software system and hardware development company. Due to limited income and unsustainable and unstable profits, Party A needs to borrow money from Party B on a monthly basis from now on to pay employee salaries/manufacturer payments/office rent and other related expenses. All loan transactions are subject to the records in the passbook of Hua Nan Bank. Employee retirement old-age pension/labor insurance/health insurance shall be paid by Party B in cash. If Party A starts to make profits and its income is sufficient to repay the above loans, Party B may calculate the total loan amount as per passbook transaction records/ insurance payment records (retirement old-age pension/labor insurance/health insurance) and regard the amount as the total amount of lump-sum repayable herein.

This Loan Agreement is agreed upon and signed by both Parties without any objection.

Party A

Borrower: Horn Enterprise Co., Ltd. Unified Business No.: 4282122

[Stamped by Company Seal]

/s/ Hsin-Ming Huang
Representative: Hsin-Ming Huang

Party B

/s/ Hsin-Ming Huang
Hsin-Ming Huang

January 1, 2017

Exhibit B

Note Balance Outstanding	PubCo Shares to be Issued in Exchange
$_________

10